Exhibit 99.2

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND DISCLAIMERS REGARDING THE DEBTORS' MONTHLY OPERATING REPORTS

On May 4, 2016 (the "**Commencement Date**"), Aéropostale, Inc. and its subsidiaries (collectively, the "**Debtors**"),[1] each commenced a voluntary case under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On May 5, 2016, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Bankruptcy Rule 1015(b). On May 11, 2016, the United States Trustee for Region 2 (the "**U.S. Trustee**") appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code (the "**Creditors' Committee**").

The Debtors are filing their consolidated monthly operating report (the "**MOR**") solely for purposes of complying with the monthly operating requirements applicable in the Debtors' chapter 11 cases. The MOR is in a format acceptable to the U.S. Trustee. The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates.

These following notes and statements and limitations should be referred to, and referenced in connection with, any review of the MOR.

1. **Basis of Presentation.** For financial reporting purposes, the Debtors generally prepare consolidated financial statements, which include information for Aéropostale, Inc. and its Debtor affiliates. The financial statements and information contained herein are unaudited and preliminary. The Debtors are maintaining their books and records in accordance with generally accepted accounting principles ("**GAAP**") and the information furnished in this MOR uses the companies' normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the MOR.

2. **Reporting Period.** Unless otherwise noted herein, the MOR generally reflects the Debtors' books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

3. **Consolidated Entity Accounts Payable and Disbursement Systems.** As described in the Cash Management Motion,[2] the Debtors utilize an integrated, centralized cash management system, in the ordinary course of business, to collect, concentrate, and disburse funds generated by their operations (the "**Cash Management System**"). The Debtors maintain a consolidated accounts payable and disbursements system to pay operating and administrative expenses through various disbursement accounts. In the ordinary course of business, the Debtors maintain business relationships among each other, which result in intercompany receivables and payables (the "**Intercompany Claims**") arising from intercompany transactions (the "**Intercompany Transactions**"). As set forth more fully in the Debtors' Cash Management Motion, the primary Intercompany Transactions giving rise to Intercompany Claims are cash

[1] The Debtors in these chapter 11 cases and the last four digits of each Debtor's federal tax identification number, as applicable, are as follows: Aéropostale, Inc. (3880); Aéropostale West, Inc. (7013); Jimmy'Z Surf Co., LLC (0461); Aero GC Management LLC (4257); Aeropostale Procurement Company, Inc. (8518); Aeropostale Licensing, Inc. (8124); P.S. from Aeropostale, Inc. (5900); GoJane LLC (4923); Aeropostale Holdings, Inc. (7729); and Aeropostale Puerto Rico, Inc. (6477). The Debtors' corporate headquarters is located at 112 West 34th Street, 22nd Floor, New York, NY 10120.

[2] *Motion of Debtors Pursuant to 11 U.S.C. §§ 105(a), 363, 364, 503, and 507 for Interim and Final Authority to (I) Continue Using Existing Cash Management System, Bank Accounts, and Business Forms, (II) Implement Changes to the Cash Management System in the Ordinary Course of Business, (III) Continue Intercompany Transactions, (IV) Provide Administrative Expense Priority for Postpetition Intercompany Claims and for Related Relief* [ECF No. 7] (the "**Cash Management Motion**").

receipts activities, disbursement activities, inventory purchases, and expense allocations. Historically, Intercompany Claims are not settled by actual transfers of cash among the Debtors. Instead, the Debtors track all Intercompany Transactions in their accounting system, which concurrently are recorded on the applicable Debtors' balance sheets. The Debtors have attempted to identify disbursements on an individual Debtor basis. However, because the Debtors generally track and report their financial information on a consolidated basis some errors may exist and adjustments in future reporting may be necessary.

4. **Accuracy**. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5. **Debtor in Possession Financing.** On August 12, 2015, the Bankruptcy Court entered the *Final Order Pursuant to 11 U.S.C. §§ 105, 361, 362, 363 and 364 and Rules 2002, 4001, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing Incurrence by the Debtors of Postpetition Secured Indebtedness, (II) Granting Liens, and (III) Authorizing Use of Cash Collateral by the Debtors and Providing for Adequate Protection, and (IV) Modifying the Automatic Stay* [ECF No. 298] (the "**DIP Order**"), which approved and authorized the Debtors to access up to $160,000,000 in postpetition financing and to provide the Debtors' prepetition secured parties adequate protection on the terms and conditions set forth in the DIP Order. Please see the DIP Order for additional detail. Descriptions of the Debtors' prepetition debt structure and the collateral relating to the bank debt are contained in the *Declaration of David J. Dick Pursuant to Rule 1007-2 of the Local Bankruptcy Rules for the Southern District of New York* [ECF No. 4]. Reference to the applicable loan agreements and related documents is necessary for a complete description of the collateral and the nature, extent, and priority of liens.

6. **Payment of Prepetition Claims Pursuant to First Day Orders.** Within the first two days of the Debtors' chapter 11 cases, the Bankruptcy Court entered orders (the "**First-Day Orders**") authorizing, but not directing, the Debtors to, among other things, pay certain prepetition (a) service fees and charges assessed by the Debtors' banks and debit and credit card companies; (b) claims of warehousemen and miscellaneous lien claimants; (c) certain insurance obligations; (d) obligations to "critical vendors"; (e) customer programs obligations; (f) employee wages, salaries, and related items, including employee benefit programs and independent contractor obligations; and (g) taxes and assessments. To the extent any payments were made on account of such claims following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR unless otherwise noted.

7. **Liabilities Subject to Compromise.** Any amount classified as liabilities subject to compromise are estimates and are subject to future change and adjustment.

8. **Reservation of Rights.** The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors' rights or an admission with respect to their chapter 11 cases.

 In re Aéropostale, Inc., et al.  Case No. 16-11275  Debtors  Reporting Period:  10/30/16 - 11/26/16  Disbursements for the period 10/30/16 through 11/26/16  MOR-1  ($ in 000's)  Total for  Case  Debtor  Reporting Period  Quarter to Date  16-11275  Aéropostale, Inc.  $ 19,479  $ 44,112  16-11276  Aéropostale Procurement Co, Inc.  3,649  4,640  16-11277  Aéropostale West, Inc.  2,430  4,849  16-11278  Jimmy'Z Surf Co. LLC  0  0  16-11279  Aéro GC Management LLC  20  20  16-11280  Aéropostale Licensing, Inc.  28  30  16-11281  GoJane LLC  178  438  16-11282  P.S. from Aéropostale, Inc.  161  239  16-11283  Aéropostale Puerto Rico, Inc.  216  455  16-11285  Aéropostale Holdings, Inc.  0  0  $ 26,161  $ 54,782  Note: A portion of the disbursements from certain Debtors may be subject to allocations to, or reimbursementfrom, other Debtors.

In re Aéropostale, Inc., et al.
Debtors

Case No: Case No. 16-11275
Reporting Period: 10/30/16 - 11/26/16

Bank Account Reconciliations

MOR-1
(Unaudited)

Case No.	Debtor	Bank Name	Account No.	Bank Balance 11/26/16	GL Balance 11/26/16
16-11275	Aéropostale Inc.	Bank of America Utility Deposits	***0747	415,567.00	32,511,869.82
16-11275	Aéropostale Inc.	Bank of America Texas Escrow	***7404	167,565.77	
16-11275	Aéropostale Inc.	Bank of America FFE	***7572	30,316,456.93	
16-11275	Aéropostale Inc.	Bank of America Profesional Fees Acquisition	***7857	1,367,503.35	
16-11275	Aéropostale Inc.	Bank of America Concentration Reconciliation	***8175	60,290.58	
16-11276	Aéropostale Inc.	Wells Fargo - Zumiez Escro	***7900	1,231,494.95	1,229,302.84
16-11277	Aéropostale Inc.	Citibank	***1768	18,300,000.00	18,300,000.00
16-11278	Aéropostale Inc.	Citibank	***2768	14,533,955.52	18,018,728.11
Total Cash and Cash Equivalents				**$ 66,392,834.10**	**$ 70,059,900.77**

Note:

All bank accounts are reconciled each period when statements are received. Difference between the GL and bank balances are either outstanding checks or reconciling items typically cleared in the following period. Copies of bank statements, disbursement journals and reconciliations are not attached to this Monthly Operating Report; however, the Debtors will provide further information to the U.S. Trustee upon request.

 In re Aéropostale, Inc., et al.  Case No. 16-11275  Debtors  Reporting Period:  10/30/16 - 11/26/16  CONSOLIDATED STATEMENT OF OPERATIONS (Income Statement)  MOR-2  (Unaudited - $ in 000's)  Net sales  $ 169,888  Cost of sales (including certain buying, occupancy and warehousing  expenses)  157,738  Gross profit  12,149  Selling, general and administrative expenses  3,150  Profit (Loss) from operations  9,000  Interest expense  1,164  Profit (Loss) before income taxes  7,835  Income tax expense  87  Net income (loss)  $ 7,748

In re Aéropostale, Inc., et al.   'o. 16-11275

Debtors   d: 10/30/16 - 11/26/16

STATEMENT OF OPERATIONS BY LEGAL ENTITY (Income Statement)

MOR-2

(Unaudited - $ in 000's)

	Aéropostale, Inc.	Aero GC Management LLC	Aéropostale West	Aéropostale Puerto Rico	PS from Aéropostale	Aéropostale Procurement Co.	Jimmy'Z Surf Co., LLC	Aéropostale Licensing	GoJane LLC	Aéropostale Holdings	Elimination Company (a)	Consolidated U.S. Companies
	1	2	3	4	5	6	7	9	10	78	98	
Net sales	$ 132,137	$ -	$ 33,064	$ 2,471	$ 2,273	$ 85,273	$ -	$ (57)	$ -	$ -	$ (85,273)	$ 169,888
Cost of sales (including certain buying, occupancy and warehousing expenses)	139,416	0	16,105	1,264	1,485	84,680	0	(24)	84	0	(85,273)	$ 157,738
Gross profit	(7,279)	0	16,958	1,207	788	592	0	(33)	(84)	0	0	$ 12,149
Selling, general and administrative expenses	2,875	0	174	5	75	20	0	(33)	34	0	0	$ 3,150
Profit (Loss) from operations	(10,154)	0	16,784	1,202	713	573	0	(1)	(118)	0	0	$ 9,000
Interest expense	1,164	0	0	0	0	0	0	0	0	0	0	$ 1,164
Profit (Loss) before income taxes	(11,318)	0	16,784	1,202	713	573	0	(1)	(118)	0	0	$ 7,835
Income tax expense	0	0	0	0	0	0	0	87	0	0	0	$ 87
Net income (loss)	$ (11,318)	$ -	$ 16,784	$ 1,202	$ 713	$ 573	$0	$ (88)	$ (118)	$0	$ -	$ 7,748

(a) Elimination Company is not a legal entity. It is included in the balance sheet to reflect entries to eliminate intercompany transactions to produce accurate consolidated financial statements.

 In re Aéropostale, Inc., et al.  Case No.  16-11275  Debtors  Reporting Period:  10/30/16 - 11/26/16  BALANCE SHEET  MOR-3  (Unaudited - $ in 000's)  ASSETS  CURRENT ASSETS  Cash and Cash Equivalents  $ 70,060  Merchandise Inventory  -  Prepaid Expenses  13,318  Tax Refunds Receivable  3,520  Other Current Assets  7,489  TOTAL CURRENT ASSETS  $ 94,387  Fixtures, Equipment & Improvements  (17)  Intangibles  21,762  Investment in Subsidiary  92,733  Restricted Cash Non-Current  -  Deferred Financing  3,398  Other Assets  1,599  TOTAL ASSETS  $ 213,862  LIABILITIES & SHAREHOLDERS' EQUITY  CURRENT LIABILITIES  Accounts Payable  $ 47,754  Accrued Expense  115,587  Current Loan Payable  82,591  Crystal Loan Payble  -  Intercompany  (1,820)  TOTAL CURRENT LIABILITIES  $ 244,112  Deferred Rent,Tenant Allowance  1,512  Retirement Benefit Plan Liability  6,288  Uncertain Tax Liability Reserves  2,093  Unearned Vendor Rebate  9,479  Other Non Current Liabilities  1,559  Non-Current Loan Payable  0  TOTAL LIABILTIES  $ 265,043  SHAREHOLDERS' EQUITY  Common Stock  $ 817  Additional Paid-in-Capital  257,765  Other Comprehensive Income  1,186  Retained Earnings  (307,184)  Treasury Stock  (3,765)  TOTAL SHAREHOLDERS' EQUITY  $ (51,181)  TOTAL LIABILTIES & SHAREHOLDER EQUITY  $ 213,862

 In re Aéropostale, Inc., et al.  Case No. 16-11275  Debtors  Reporting Period:  10/30/16 - 11/26/16  BALANCE SHEET  MOR-3  (Unaudited - $ in 000's)  Aéropostale  Aero GC  Aéropostale  Aéropostale  PS from  Procurement  Jimmy'Z Surf  Aéropostale  GoJane  Aéropostale  Elimination  Consolidated  Aéropostale, Inc.  Management LLC  West  Puerto Rico  Aéropostale  Co.  Co., LLC  Licensing  LLC  Holdings  Company (a)  U.S. Companies  1  2  3  4  5  6  7  9  10  78  98  ASSETS  CURRENT ASSETS  Cash and Cash Equivalents  $ 70,060  $ -  $ -  $ -  $ -  $ -  $ -  $ -  $ 70,060  Merchandise Inventory  138,689  33,870  2,560  1,849  1,618  1  1,256  (179,843)  $ -  Prepaid Expenses  11,229  228  36  12  504  1,309  $ 13,318  Prepaid Taxes  3,401  119  $ 3,520  Other Current Assets  374  338  7,012  1,500  2,813  3,270  6,045  666  (14,529)  $ 7,489  TOTAL CURRENT ASSETS  $ 223,753  $ 566  $ 40,882  $ 4,215  $ 4,674  $ 5,392  $ 1  $ 7,354  $ 1,922  $ (194,372)  $ 94,387  Fixtures, Equipment & Improvements  (17)  (2)  2  $ (17)  Intangibles  21,762  $ 21,762  Investment in Subsidiary  153,447  23,145  32,575  92,733  (209,167)  $ 92,733  Restricted Cash Non-Current  $ -  Deferred Financing  3,398  $ 3,398  Other Assets  1,300  25  37  12  225  $ 1,599  TOTAL ASSETS  $ 381,881  $ 566  $ 64,050  $ 4,252  $ 37,261  $ 5,617  $ 1  $ 7,354  $ 23,686  $ 92,733  $ (403,539)  $ 213,862  LIABILITIES & SHAREHOLDERS' EQUITY  CURRENT LIABILITIES  Accounts Payable  31,069  27  210,839  191  (194,372)  $ 47,754  Accrued Expense  91,135  13,292  2,854  594  883  5,809  70  350  553  47  $ 115,587  Current Loan Payable  82,591  $ 82,591  Crystal Loan Payble  $ -  Intercompany  957,532  (45,507)  (523,673)  2,566  222,346  (545,804)  59,127  (117,601)  (10,807)  1  $ (1,820)  TOTAL CURRENT LIABILITIES  $ 1,162,327  $ (32,215)  $ (520,819)  $ 3,160  $ 223,256  $ (329,156)  $ 59,197  $ (117,251)  $ (10,063)  $ 1  $ (194,325)  $ 244,112  Deferred Rent,Tenant Allowance  1,259  (330)  2  581  $ 1,512  Retirement Benefit Plan Liabilities  6,288  $ 6,288  Uncertain Tax Liability Reserves  76  2,017  $ 2,093  Unearned Vendor Rebate  9,479  $ 9,479  Other Non Current Liabilities  61,011  (59,628)  176  $ 1,559  Non-Current Loan Payable  0  TOTAL LIABILTIES  $ 1,230,961  $ (32,215)  $ (578,760)  $ 3,160  $ 223,258  $ (319,677)  $ 59,197  $ (117,075)  $ (9,482)  $ 1  $ (194,325)  $ 265,043  SHAREHOLDERS' EQUITY  Common Stock  816  1  $ 817  Additional Paid-in-Capital  257,766  25,134  3,001  32,576  23,145  1  1  32,575  92,733  (209,167)  $ 257,765  Other Comprehensive Income  1,186  $ 1,186  Retained Earnings  (1,105,083)  32,781  617,675  (1,909)  (218,573)  302,149  (59,197)  124,428  593  (1)  (47)  $ (307,184)  Treasury Stock  (3,765)  $ (3,765)  TOTAL SHAREHOLDERS' EQUITY  $ (849,080)  $ 32,781  $ 642,810  $ 1,092  $ (185,997)  $ 325,294  $ (59,196)  $ 124,429  $ 33,168  $ 92,732  $ (209,214)  $ (51,181)  TOTAL LIABILTIES & SHAREHLD EQUITY  $ 381,881  $ 566  $ 64,050  $ 4,252  $ 37,261  $ 5,617  $ 1  $ 7,354  $ 23,686  $ 92,733  $ (403,539)  $ 213,862  -  -  -  -  -  -  -  -  -  -  -  -  (a) Elimination Company is not a legal entity. It is included in the balance sheet to reflect entries to eliminate intercompany transactions to produce accurate consolidated financial statements.

 In re Aeropostale, Inc., et al.  Case No. 16-11275  Debtors  Reporting Period:  10/30/16 - 11/26/16  STATEMENT OF CASH FLOWS  MOR-3  Due to the complexity of the sale of substantially all of the Debtors’ assets, the Debtors continue to reconcile the generalledger accounts and update the financial reporting. The Debtors will modify the financial statements as needed.

In re Aéropostale, Inc., et al.
Debtors

Case No. 16-11275
Reporting Period: 10/30/16 - 11/26/16

MOR-4

STATUS OF POST-PETITION TAXES

Federal	Beginning Tax	Amount Withheld	Amount Paid	Date Paid	Amount Accrued	Ending Tax
Withholding:						
Aéropostale, Inc.	$0	$ 944,607	$ 944,607	11/4,11/11,11/18,11/25		$0
Aéropostale West	0	196,939	196,939	11/11,11/25		$0
PS from Aéropostale	0	-	-	11/11,11/25		$0
Licensing	0	2,927	2,927	11/11,11/25		$0
Procurement	0	198,481	198,481	11/11,11/25		$0
Aéropostale Puerto Rico	0	-	-	11/11,11/25		$0
GoJane LLC	0	95	95	11/11,11/25		$0
FICA-Employee						
Aéropostale, Inc.	0	661,685	661,685	11/4,11/11,11/18,11/25		$0
Aéropostale West	0	167,832	167,832	11/11,11/25		$0
PS from Aéropostale	0			11/11,11/25		$0
Licensing	0	1,635	1,635	11/11,11/25		$0
Procurement	0	54,447	54,447	11/11,11/25		$0
Aéropostale Puerto Rico	0	9,612	9,612	11/11,11/25		$0
GoJane LLC	0	64	64	11/11,11/25		$0
FICA-Employer						
Aéropostale, Inc.	0	658,658	658,658	11/4,11/11,11/18,11/25		$0
Aéropostale West	0	167,832	167,832	11/11,11/25		$0
PS from Aéropostale	0			11/11,11/25		$0
Licensing	0	1,635	1,635	11/11,11/25		$0
Procurement	0	52,166	52,166	11/11,11/25		$0
Aéropostale Puerto Rico	0	9,612	9,612	11/11,11/25		$0
GoJane LLC	0	64	64	11/11,11/25		$0
Unemployment						
Aéropostale, Inc.	0	19,820	19,820	11/4,11/11,11/18,11/25		$0
Aéropostale West	0	5,868	5,868	11/11,11/25		$0
PS from Aéropostale	0			11/11,11/25		$0
Licensing	0	15	15	11/11,11/25		$0
Procurement	0	77	77	11/11,11/25		$0
Aéropostale Puerto Rico	0	312	312	11/11,11/25		$0
GoJane LLC	0		-	11/11,11/25		$0
Income						
Other:__________						
Total Federal Taxes	$0	$ 3,154,383	$ 3,154,383		$0	$0

 In re Aéropostale, Inc., et al.  Case No.  16-11275  Debtors  Reporting Period:  10/30/16 - 11/26/16  MOR-4  STATUS OF POST-PETITION TAXES  Amount  State and Local  Beginning Tax  Amount Withheld  Amount Paid  Date Paid  Accrued  Ending Tax  Withholding - Employee  Aéropostale, Inc.  0  265,601  265,601  11/4,11/11,11/18,11/25  $0  Aéropostale West  0  55,042  55,042  11/11,11/25  $0  PS from Aéropostale  0  11/11,11/25  $0  Licensing  0  1,168  1,168  11/11,11/25  $0  Procurement  0  75,904  75,904  11/11,11/25  $0  Aéropostale Puerto Rico  0  4,975  4,975  11/11,11/25  $0  GoJane LLC  0  19  19  11/11,11/25  $0  Withholding - Employer  Aéropostale, Inc.  0  54,675  54,675  11/4,11/11,11/18,11/25  $0  Aéropostale West  0  163,888  163,888  11/11,11/25  $0  PS from Aéropostale  0  11/11,11/25  $0  Licensing  0  127  127  11/11,11/25  $0  Procurement  0  6,426  6,426  11/11,11/25  $0  Aéropostale Puerto Rico  0  2,299  2,299  11/11,11/25  $0  GoJane LLC  0  5,251  5,251  11/11,11/25  $0  Sales Tax:  Aéropostale, Inc.  2,945,363  7,600,471  3,483,222  11/18  6,821  $ 7,069,433  Aéropostale West  -  2,712,487  2,712,487  11/18  $ -  Aéropostale Puerto Rico  179,161  283,833  297,189  11/18  $ 165,805  PS from Aéropostale  (0)  95,096  51,264  11/18  -  $ 43,832  GoJane LLC  4,557  146  4,703  11/18  $ (0)  Excise  Unemployment (a)Real Property (b)Personal Property  Aéropostale, Inc.  731,651  166,225  $ 565,426  Aéropostale West  (0)  $ (0)  Aéropostale Puerto Rico  108,043  $ 108,043  PS from Aéropostale  65,509  3,564  $ 61,945  Other:_____________  Total State and Local  $4,034,283  $ 11,327,408  $ 7,354,029  $213,460  $6,821  $ 8,014,483  Total Taxes  $ 4,034,283  $ 14,481,791  $ 10,508,412  $ 213,460  $ 6,821  $ 8,014,483  Note: Postpetition taxes for the Debtors, which are not subject to dispute or reconciliation, and are authorized to bepaid under the relief granted by the Bankruptcy Court are current. There are no national tax disputes or reconciliations.  (a) Included with State Withholding  (b) Debtor does not own any real property

 In re Aéropostale, Inc., et al.  Case No.  16-11275  Debtors  Reporting Period:  10/30/16 - 11/26/16  MOR-4  SUMMARY OF UNPAID POST-PETITION DEBTS  Number of Days Past Due  Current  0-30  31-60  61-90  Over 91  Total  Accounts Payable  $ 28,445  $1,089,630  $1,867,524  $6,176,141  $880,942  $ 10,042,682  Wages Payable  0  0  0  0  0  $ -  Taxes Payable  8,014,483  0  0  0  0  $ 8,014,483  Rent/Leases Building  0  0  0  0  $ -  Rent/Leases Equipment  0  0  0  0  0  $0  Secured Debt/Adequate  0  0  0  0  0  $0  Protection Payments  0  0  0  0  0  $0  Professional Fees (a)  Amounts Due to Insiders  0  0  0  0  0  $0  Other:______________  0  0  0  0  0  $0  Total Post-petition Debts  $ 8,042,928  $1,089,630  $1,867,524  $6,176,141  $880,942  $ 18,057,165

 In re Aéropostale, Inc., et al.  Case No. 16-11275  Debtors  Reporting Period:  10/30/16 - 11/26/16  MOR-5  Unaudited  Reporting period: 7/31/16 through 8/27/16  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING  Accounts Receivable Reconcilation  Amount  9.00  2.00  Total Accounts Receivable at the beginning of reporting period  $ 7,207,922  7748694.00  452772.00  Plus: Amounts billed during the period  (141,677)  1086364.00  451814.00  Less: Amounts collected during the period  (723,235)  -692702.00  -494478.00  Total Accounts Receivable at the end of the reporting period  $ 6,343,010  8142355.00  410108.00  Accounts Receivable Aging  0-30  31-60  61-90  Over 91  Total  0 - 30 days old  2,774,055  2,774,055  31 - 60 days old  2,517,409  2,517,409  61 - 90 days old  487,538  487,538  91+ days old  1,348,379  1,348,379  Total Accounts Receivable  0  Less: Bad Debts (Amounts considered uncollectible)  (784,371)  (784,371)  Net Accounts Receivable  $2,774,055  $2,517,409  $487,538  $564,008  $6,343,010  Note: Credit card receivables are recorded in MOR-1 with cash and cash-equivalent balance.  TAXES RECONCILIATION AND AGING  Taxes Payable  0-30  31-60  61-90  Over 91  Total  Total Taxes Payable  $ 8,014,483  $ 8,014,483

In re Aéropostale, Inc., et al.
Debtors

Case No. 16-11275
Reporting Period: 10/30/16 - 11/26/16

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR-6

INSIDERS[1,2]			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Multiple	Salary	229,615	1,722,115
Multiple	Auto Allowance	2,615	19,615
TOTAL PAYMENTS TO INSIDERS		$232,231	$1,741,731

PROFESSIONALS[3]					
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID	TOTAL INCURRED & UNPAID*
Weil, Gotshal & Manges	6/13/2016	$ 1,387,874	$ -	$ 10,045,168	$ 3,784,613
Prime Clerk	6/13/2016	51,958	-	1,100,125	59,248
Stifel	6/13/2016	-	-	4,254,287	1,040,000
Province	6/13/2016	184,273	-	967,159	423,315
FTI	6/13/2016	1,945,467	-	1,342,970	2,268,497
Pachulski Stang Ziehl & Jones	6/13/2016	63,398	-	962,657	278,505
Deloitte	6/13/2016	265,409	-	30,651	272,955
Hilco IP Services	6/13/2016	-	-	100,000	5,167
Development Specialists, Inc.	10/13/2016	311,524	-	217,913	311,524
TOTAL PAYMENTS TO PROFESSIONALS		$ 4,209,903	$ -	$ 19,020,930	$ 8,443,825

DIP FINANCING / PREPETITION (ABL LENDER)					
NAME OF CREDITOR	INITIAL DRAW	ADDITIONAL DRAWS	PAID DOWN	ENDING BALANCE	FEES PAID
Crystal Finance (DIP Agent)	$ 84,247,910	$ 494,973,406	$ (579,221,316)	$ (0)	$ 9,924,086
Schulte Roth (DIP Legal)					236,350
Proskauer (DIP Legal)					1,972,069
TOTAL	$ 84,247,910	$ 494,973,406	$ (579,221,316)	$ (0)	$ 12,132,505

[1]Represents payments made by the Debtors to persons considered to be "insiders" under the Bankruptcy Code during the reporting period. The total is shown on a cash basis, reflecting the actual amounts received, net of any applicable taxes, withholdings or other deductions. The total includes regular payroll, fees and expense reimbursements.

[2]Persons included as "insiders" have been included for informational purposes only. The Debtors do not concede or take any position with respect to: (a) such person's influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she is not an "insider" under applicable law, including, without limitation, the federal securities laws or with respect to any theories of liability or for any other purpose. Further, the inclusion of a party as an "insider" is not an acknowledgement or concession that such party is an "insider" under applicable bankruptcy law.

[3]On June 3, 2016, the Bankruptcy Court entered the order establishing procedures for interim compensation and reimbursement of expenses of professionals (ECF No. 251). Any payments made by the Debtors to estate professionals will be in accordance with the terms and conditions set forth therein.

In re Aéropostale, Inc., et al. Case No. 16-11275
Debtors Reporting Period: 10/30/16 - 11/26/16

DEBTOR QUESTIONNAIRE

MOR-7

	Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (a)	
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?	x (b)	
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

a) Intercompany accounts are maintained in accordance with the order approving the Debtors' cash management system.

b) The Debtors' continue to analyze the outstanding accounts payable. Since the end of the reporting period, the Debtors' continued to make payments based on the order authorizing the use of cash collateral [ECF No. 1064].